Sandler O’Neill East Coast Financial Services Conference November 2012 www.fcbinc.com

Forward - Looking Disclosures This presentation may include forward - looking statements. These forward - looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10 - K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward - looking statements contained within this presentation. 2

First Community Bancshares 3

Overview □ A $2.8 billion VA, WV, NC and TN branch franchise □ $884 million Wealth Management Division - $455 million Trust Operation - $429 million RIA □ Five - state franchise with solid market share in legacy markets □ True retail franchise generating low - cost core deposits - Third quarter 2012 average cost of funds of 0.86% □ Growth oriented - Two transactions completed in second quarter 2012 - 28% asset growth over year - end 2011 4

Third Quarter Highlights • Record third quarter results • Completed 2 transactions late in second quarter • 28% balance sheet growth year - to - date • 30% loan growth year - to - date • Net interest margin improved to 4.48% • Q3 2012 GAAP earnings up 67% over last year • Core EPS up 42% linked - quarter and 57% quarter - over • Core ROA of 1.35% and ROE of 11.39% 5

Investment Highlights □ 138 years of success….. since 1874 □ Consolidator □ Attractive growth markets and stable legacy markets □ Superior Efficiency (52.4% in Q3 2012) □ Strong asset quality □ Strong non - margin, fee - based revenue diversification – nearly 30% of revenues from non - spread sources 6

Top Market Share 7 Source: 2011 FDIC Summary of Deposits County Share Position Taylor, NC 45.9% 2 Mercer, WV 36.3% 1 Columbus, NC 35.7% 2 Wyoming, WV 34.5% 2 Upshur, WV 31.7% 2 Webster, WV 23.8% 2 Alleghany, NC 15.9% 2 Top 2 market share in seven counties.

Investment Highlights Stable, Low - Cost funding Strong Net Interest Margin No TARP or capital raise overhang Good legacy loan portfolio performance – Highly granular – Virtually no A&D exposure – Well diversified – Total Delinquency of 2.55% – NPA’s/Total Assets of 1.28% 8

▪ 74 branches in WV, VA, NC, SC, and TN ▪ Mix of urban growth and stable legacy markets ▪ Growth targets in NC, Richmond VA and East TN ▪ Deposit breakout : - West Virginia $913 million - North Carolina $520 million - Virginia $525 million - Tennessee $ 58 million - South Carolina $ 47 million Franchise Branch Map Legacy Markets 9

Strategic Priorities Substantial growth opportunity – Targeted strategic bank acquisitions • Fill in primary markets • Attractive price levels – FDIC - assisted transactions • Potentially large deals • Primary and secondary markets Continue diversification of revenues – Build wealth management – Acquire small insurance agencies and producers 10

Peoples Bank of Virginia Transaction Rationale □ In market acquisition consistent with FCBC’s Merger & Acquisition strategy □ Creates 10 th largest Virginia - based bank by deposits in the Richmond market □ Strong cultural fit 11 Strategic Rationale Financially Attractive Low Risk Profile □ Exceeds Merger & Acquisition performance targets □ Immediately accretive to EPS □ Minimal tangible book value dilution with earnback period of 3 – 4 years □ Significant expense synergies □ Post - closing consolidated capital and liquidity ratios remain strong □ Comprehensive due diligence completed including rigorous review of loan and OREO portfolios □ Conservative credit mark

Peoples Bank of Virginia Pro Forma Branch Map 12 Peoples Market VA- based Rank Institution Branches Deposits ($mm) Market Share (%) 1 Union First Market Bkshs Corp. 44 1,516 4.98 2 Franklin Financial Corp. 8 667 2.19 3 Village Bank & Trust Finl Corp 15 508 1.67 4 First Capital Bancorp Inc. 7 419 1.38 5 C&F Financial Corp. 11 409 1.34 6 Bk of Southside Virginia Corp. 9 356 1.17 7 Eastern Virginia Bankshares 11 342 1.12 8 Central Virginia Bankshares 8 339 1.11 9 Community Bankers Trust Corp 9 331 1.09 10 Pro Forma 9 328 1.08 12 Peoples Bank of Virginia 4 251 0.83 18 First Community Bancshares Inc 5 77 0.25 Richmond Market Deposit Market Share (1) (1) Deposit market share data as of June 30, 2011; Virginia headquartered banks only Source: SNL Financial □ Advances objective of entry into previously identified targeted growth market of Richmond, VA □ Richmond’s superior market demographics complements FCBC’s current footprint ─ Projected population growth: 5.42% ─ Projected household income growth: 14.25%

Peoples Bank of Virginia Financial Impact of the Transaction 13 Transaction Assumptions Financial Impact □ EPS accretive in the first full year of combined operations □ Limited tangible book value dilution at closing □ Ability to leverage insurance business line and other product offerings increasing non - interest income □ Gross credit mark on total loans and OREO of $17.5 million or 9.4% ─ Reviewed 59% of total loans, 64% of non - performing loans, and 70% of land and ADC loans □ Estimated one - time merger expenses of approximately $3.5 million (pre - tax) □ Cost savings of approximately 40% □ Closed May 31, 2012

Peoples Bank of Virginia Summary 14 □ Transaction drives EPS growth and shareholder value for both FCBC and Peoples shareholders □ Manageable transaction size and strong pro forma capital ratios allow for future opportunities □ M&A pipeline and organic growth opportunities in targeted growth markets remain attractive □ Low - risk structure □ Comprehensive due diligence □ Strong cultural fit □ Additional product capabilities with a strong sales opportunity for business and retail products □ Materially enhances retail network in targeted west Henrico and Chesterfield Counties

Waccamaw Bank Summary 15 □ Acquired 16 branches in FDIC - assisted deal • Added 12 branches to existing North Carolina franchise and expands presence into South Carolina with 4 branches □ Purchased approximately $500 million in total assets, including $338 million in loans • Most loan and REO covered by loss - share agreements at 80% • Loan and REO credit mark of approximately $69.5 million • Tangible book dilution of 5% - recover in approximately 2 years □ Assumed approximately $428 million in deposits • No deposit premium

County WB Branches WB Deposits in Market ($000) Market Rank Deposit Market Share (%) Total Deposits in Market ($000) Horry, SC 3 43,649 18 0.8 5,432,128 Bladen, NC 1 27,305 4 11.7 233,729 New Hanover, NC 1 22,658 17 0.6 3,859,990 Lancaster, SC 1 18,694 5 4.1 458,956 • Establishes top 3 market share positions in Columbus & Brunswick Counties 16 Source: SNL Financial; Deposit data as of June 30, 2011 Columbus County Brunswick County Deposits Market Branch in Market Share Rank Institution (ST) Count ($mm) (%) 1 BB&T Corp. (NC) 8 293 39.9 2 First Community Bancshares Inc (VA) 3 262 35.7 3 PNC Financial Services Group (PA) 1 114 15.5 4 First Bancorp (NC) 2 30 4.0 5 First Citizens BancShares Inc. (NC) 1 28 3.8 6 Woodforest Financial Group (TX) 1 0 0.1 Totals (1-6) 16 727 98.9 Deposits Market Branch in Market Share Rank Institution (ST) Count ($mm) (%) 1 BB&T Corp. (NC) 12 771 48.7 2 Security Savings Bank SSB (NC) 7 236 14.9 3 First Community Bancshares Inc (VA) 7 117 7.4 4 First Citizens BancShares Inc. (NC) 4 113 7.1 5 First Financial Holdings Inc. (SC) 3 88 5.5 6 Bank of America Corp. (NC) 2 78 4.9 7 First Bancorp (NC) 4 74 4.7 8 PNC Financial Services Group (PA) 2 53 3.4 9 Wells Fargo & Co. (CA) 1 23 1.5 10 ECB Bancorp Inc. (NC) 2 17 1.1 Totals (1-10) 44 1,570 99.1 Totals (1-12) 47 1,584 100.0 Additional Counties of Operation Waccamaw Bank Deposit Market Share

17 Consistent with our acquisition strategy – Extends footprint to a target growth market – Significantly accretive to core earnings per share – Deploys excess capital – No raise necessary – Minimal tangible book value dilution – Earnback dilution in approximately 2 years – Strong IRR in excess of 15% – Low - risk transaction due to FDIC loss coverage – Financially attractive even under stress case modeling scenarios Waccamaw Bank Strategically and Financially Compelling

3Q 2012 Update Pre - Tax, Pre - Credit and Core Earnings Increasing Three Months Ended September 30, June 30, March 31, December 31, September 30, 2012 2012 2012 2011 2011 Pre-Tax, Pre-Credit Core Earnings 16,106$ 11,393$ 10,708$ 11,273$ 11,273$ Core Net Income 9,415 6,210 6,071 4,957 5,375 Core EPS (diluted) 0.44$ 0.31$ 0.32$ 0.26$ 0.28$ Core ROA 1.35% 1.06% 1.12% 0.91% 0.97% Core Common ROE 11.39% 8.19% 8.37% 6.83% 7.41% 18 ▪ Peoples and Waccamaw acquisitions are contributing nicely to third quarter 2012 results. ▪ Continue to expect high single digit accretion with Peoples and double digit accretion with Waccamaw from a 1Q 12 earnings base.

Summary of 3Q 2012 Earnings Three Months Ended Nine Months Ended September 30, September 30, 2012 2011 Change 2012 2011 Change Net Interest Income 26,459$ 17,734$ 49.2% 63,920$ 53,763$ 18.9% Provision for Loan Losses 1,916 1,920 -0.2% 4,458 6,611 -32.6% Net Interest Income (after provision) 24,543 15,814 55.2% 59,462 47,152 26.1% Securities gains 228 178 28.1% 270 5,238 -94.8% Other Income 10,935 7,888 38.6% 27,227 23,690 14.9% Total Noninterest Income 11,163 8,066 38.4% 27,497 28,928 -4.9% Salaries and employee benefits 10,860 8,409 29.1% 27,974 26,223 6.7% Other Noninterest Expense 9,465 7,651 23.7% 28,676 25,638 11.8% Total Noninterest Expense 20,325 16,060 26.6% 56,650 51,861 9.2% Tax Expense 5,322 2,502 112.7% 10,171 7,422 37.0% Net Income 10,059 5,318 89.2% 20,138 16,797 19.9% Dividends on Preferred Stock 220 286 -23.1% 786 417 88.5% Net Income Available to Common Shareholders 9,839 5,032 95.5% 19,352 16,380 18.1% EPS (diluted) 0.47$ 0.28$ 67.9% 1.00$ 0.91$ 9.9% Dividends Declared 0.11$ 0.10$ 10.0% 0.32$ 0.30$ 6.7% 19

Balance Sheet Summary September 30, June 30, March 31, December 31, 2012 2012 2012 2011 Cash & Securities 683,206$ 684,067$ 590,838$ 533,214$ Total Loans 1,768,056 1,807,326 1,390,047 1,401,887 Allowance for Loan Losses 25,835 26,171 25,800 26,205 Total Loans (net) 1,742,221 1,781,155 1,364,247 1,375,682 Other 343,362 345,099 248,184 255,893 Total Assets 2,768,789$ 2,810,321$ 2,203,269$ 2,164,789$ Noninterest Bearing Deposits 335,100$ 340,895$ 253,352$ 240,268$ Interest Bearing Deposits 1,728,860 1,764,312 1,326,398 1,303,199 Total Deposits 2,063,960 2,105,207 1,579,750 1,543,467 Borrowings 324,339 340,938 290,191 295,141 Other 28,677 22,465 23,203 20,452 Equity 351,813 341,711 310,125 305,729 Total Liabilities & Equity 2,768,789$ 2,810,321$ 2,203,269$ 2,164,789$ ▪ Total assets grew 27.9% (not annualized) since year - end 2011 ▪ Total deposits have grown 33.7% (not annualized) since year - end 2011 ▪ Levering capital through the latest acquisitions 20

0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2008 2009 2010 2011 Q1 12 Q2 12 Q3 12 0.45% 0.70% 0.90% 0.67% 0.38% 0.33% 0.58% 0.25% 0.77% 1.66% 1.31% 1.12% 0.75% 0.53% FCBC Peer 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2008 2009 2010 2011 Q1 12 Q2 12 Q3 12 0.99% 1.49% 2.06% 2.38% 2.47% 2.23% 2.15% 1.26% 2.97% 4.80% 4.62% 4.05% 3.99% 3.16% FCBC Peer Asset Quality Ratios Non - Performing Loans / Total Loans Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, VA , and WV (AMNB, BNCN , BTC, CFNL , CHCO, EVBS , FBNC, FFCH, FNBN, FRNK, HMPR , HTBI, MBRG, NBBC , NKSH, PEBK , PFBI , PLMT, PSTB, SMMF , STEL , UBSH, VCBI, YAVY ). Asset quality ratios are for non - covered assets. Source: SNL Financial as of November 9, 2012 Net Charge - Offs / Average Loans 21 ▪ Non - performing loans have fared very well compared to the geographical peer group throughout the cycle. ▪ Net charge - offs are trending lower in 2011 and 2012.

Asset Quality Ratios Reserves / Non - Performing Loans Reserves / Total Loans Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, VA, and WV (AMNB, BNCN, BTC, CFNL, CHCO, EVBS , FBNC, FFCH, FNBN, FRNK, HMPR, HTBI, MBRG, NBBC, NKSH, PEBK, PFBI, PLMT, PSTB , SMMF, STEL, UBSH, VCBI, YAVY). Asset quality ratios are for non - covered assets. Source: SNL Financial as of November 9, 2012 - 20 40 60 80 100 120 140 2008 2009 2010 2011 Q1 12 Q2 12 Q3 12 138 116 92 79 75 75 78 102 71 51 49 50 51 51 FCBC Peer 22 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2008 2009 2010 2011 Q1 12 Q2 12 Q3 12 1.37% 1.73% 1.90% 1.87% 1.86% 1.45% 1.46% 1.34% 1.83% 2.14% 2.07% 2.12% 2.14% 1.86% FCBC Peer ▪ Throughout the cycle, FCBC has kept a strong non - performing coverage ratio ▪ In addition to high performance compared to peer in non - performers, the reserve has remained steady and only a small amount of release.

Nonperforming Asset Detail September 30, June 30, March 31, December 31, 2012 2012 2012 2011 Non-Covered Nonaccrual loans 26,514$ 27,947$ 24,617$ 24,487$ Accruing loans past due 90 days or more - - - - Unseasoned troubled debt restructurings 6,742 6,995 9,720 8,854 Nonperforming loans 33,256 34,942 34,337 33,341 Other real estate owned 5,957 4,938 3,829 5,914 Total Non-covered Nonperforming Assets 39,213$ 39,880$ 38,166$ 39,255$ Covered Nonaccrual loans 2,849$ -$ -$ -$ Accruing loans past due 90 days or more - - - - Nonperforming loans 2,849 - - - Other real estate owned 3,553 5,325 - - Total Covered Nonperforming Assets 6,402$ 5,325$ -$ -$ 23

50% 55% 60% 65% 70% 2008 2009 2010 2011 Q1 12 Q2 12 Q3 12 59.23% 59.40% 59.10% 59.56% 57.18% 57.58% 52.40% 64.47% 65.00% 64.88% 66.73% 65.68% 68.46% 69.50% FCBC Peer Financial Performance Highlights Efficiency Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, VA, and WV (AMNB, BNCN, BTC, CFNL, CHCO, EVBS , FBNC, FFCH, FNBN, FRNK, HMPR, HTBI, MBRG, NBBC, NKSH, PEBK, PFBI, PLMT, PSTB , SMMF, STEL, UBSH, VCBI, YAVY). Source : SNL Financial as of November 9, 2012 24 ▪ Consistently outperform peer ▪ Trending lower in 2012

0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 2008 2009 2010 2011 Q1 12 Q2 12 Q3 12 2.46% 1.97% 1.50% 1.17% 1.02% 0.93% 0.86% 2.75% 2.01% 1.50% 1.13% 0.91% 0.86% 0.81% FCBC Peer Financial Performance Highlights Cost of Funds and Net Interest Margin Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, VA, and WV (AMNB, BNCN, BTC, CFNL, CHCO, EVBS , FBNC, FFCH, FNBN, FRNK, HMPR, HTBI, MBRG, NBBC, NKSH, PEBK, PFBI, PLMT, PSTB, SMMF , STEL, UBSH, VCBI, YAVY). Source: SNL Financial as of November 9, 2012 25 ▪ Highly retail - oriented deposit base in legacy markets makes for low cost of funds ▪ Strong net interest margin has provided a stable earnings base throughout the cycle 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 2008 2009 2010 2011 Q1 12 Q2 12 Q3 12 3.88% 3.74% 3.90% 3.87% 3.91% 3.93% 4.48% 3.66% 3.48% 3.63% 3.81% 3.81% 3.80% 3.71% FCBC Peer Cost of Funds Net Interest Margin

Attractive Valuations 26 ▪ Using a comparable peer group of high - performing banks based in the Virginias, FCBC is an attractively priced name ▪ Peer group consists of $1 - $10 billion banks in W.Va. and Virginia with TCE >= 7% and NPA’s < 3% ▪ FCBC shows comparable returns and asset quality measures versus the group, but trades at a significant discount to peer tangible book and forward EPS pricing. Comparable peer group consists of AMNB, CFNL , CHCO , NKSH, STEL , TOWN, UBSI and WSBC. Pricing as of November 9, 2012. Source SNL. LTM LTM Price/ Price/ Leverage TCE/ Core Core LTM LTM NPA's/ Reserves/ Price/ 2012 Est 2013 Est Ratio TA ROAA ROAE NIM Efficiency Assets Loans TBV EPS EPS High Performing Group 10.70 9.30 1.24 10.48 3.87 52.78 1.13 1.34 1.50 11.66 11.71 FCBC 9.74 9.17 1.16 8.49 4.09 54.77 1.41 1.46 1.35 10.03 9.87

▪ A $ 2.77 billion VA, WV, NC, SC and TN branch franchise – Robust market share in legacy markets and attractive expansion into growth markets ▪ Positioned as regional consolidator – Continued growth via strategic and opportunistic FDIC - assisted deals ▪ True retail franchise generating low cost core deposits ▪ Exceptional loan quality – Low NPL’s / Loans of 1.73% at September 30, 2012 – NPA’s to total assets of 1.41% at September 30, 2012 Why buy FCBC? 27

▪ Strong pre - tax, pre - provision core income ▪ Net interest margin of 4.48% for 3Q 2012 ▪ Non - margin , fee - based revenue diversification ▪ Strong dividend yield of nearly 3% ▪ Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid - Atlantic ▪ Attractive valuation on forward earnings potential Why buy FCBC? 28

Contact Information First Community Bancshares, Inc. NASDAQ: FCBC One Community Place Bluefield, VA 24605 For More Information Contact: David D. Brown Chief Financial Officer First Community Bancshares, Inc. (276) 326 - 9000 29